UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Avenue, Suite 2400

New York, NY 10151

 (Address of principal executive offices)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund

Annual Report

December 31, 2010

Pinnacle Value Fund Annual Report                                                           Dec. 31, 2010

Dear Fellow Shareholders,

Our Fund gained 13.5% during 2010. We ended the year with net assets of $64.4 million and 42 positions with a weighted average market cap of $400 million. We ended the year about 51% invested and averaged 54% invested for the year. As you can see from the box score below, we underperformed the benchmark R2000 for reasons to be explained in a moment.

Total Return                2010                    2009                  2008                  2007                 2006

Pinnacle Value Fund     13.5%                 12.7%              (16.9)%              15.4%               13.2%

Russell   2000                26.9                    27.1                  (33.8)                  (1.5)                  18.4

S&P 500                        15.1%                 26.5%              (37.0)%               (5.6) %             15.8%

(All returns include dividend reinvestment. Past performance does not guarantee future results. Returns do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.)

Portfolio Activity

The Fund’s 2010 performance was a tale of two markets: the first 8 months (Jan-Aug) and the last four months (Sept-Dec). During the first period through August 31, Fund performance was acceptable with the Fund up 6.5% vs. down 3% for the R2000. We captured steady monthly returns driven by the strong performance of several of our larger positions.  Industrial products maker WHX Corp. realized continued business improvements and reduced debt. Furniture maker Flexsteel gained from cost reductions made during the last turndown. MVC Capital continued to benefit from valuation markups on many of its portfolio holdings. We were also fortunate to have a  few takeovers:  Electronics distributor Nu Horizons agreed to be acquired by competitor Avnet; machine tool maker Hardinge Corp. faced an unsolicited bid from rival Romi Corp. and Berkshire Hathaway announced that it intended to acquire the 20% of Wesco Financial it doesn’t  already own.

As you might expect, we took  some profits during this period  especially where the good news resulted in a price spike causing the position to become fairly valued  or over weighted in the portfolio. While we believe in letting our profits run, we are mindful that the higher the price, the higher the risk and that unexpected negative news on a large position can quickly dent performance. In short, we raised cash and reduced risk, hoping to deploy  the proceeds at lower share prices.

We never got the chance. The 4 months ending Dec. 31 were among the best on record for equities of all stripes with the riskiest, highest beta names often doing the best. In our opinion, the sharp rally was due in large part to the Federal Reserve’s announcement in late August to pump liquidity into the system in order to keep interest rates low and stimulate the economy.  Anticipation of another round of Quantitative Easing  (or QE II) triggered an epidemic of optimism that has gripped Wall Street ever since manifesting itself in a number of bullish forecasts for 2011. Speculative pulses raced and stocks never looked back for the year.

We participated in the rally, gaining an additional 6.6% in the final four months. In any other year that would be respectable performance. But not when the R2000 was up almost 31% in the same period. You read that correctly, the R2000 was up 30.9% in the last four months of 2010.  It is very tough for a deep value investor like us to compete with a market like that.  As might be expected, our defensive holdings did least well. Our largest position, First Acceptance, a well financed, non-standard auto insurer  trended slightly lower over the year despite selling at  a healthy discount to book value and potential earnings power. Investment holding company Harbinger Group fared poorly over the uncertainty of management’s future direction. Finally, our inverse Exchange Traded Funds (ETFs) declined as the underlying index advanced. However, we offer no excuses - we had too much cash  and weren’t properly positioned with the kind of merchandise the market was craving. As you can see from the next page, 2010’s realized/ unrealized gains far outweighed our realized/unrealized losses but not enough to trump the benchmark’s performance.

Planting Seeds

The stock market ‘s volatility continued in 2010. While the rising trend lifted most stocks, including our own, well researched and patiently accumulated holdings, very few new bargains emerged from the market’s growing enthusiasm. As a consequence, cash continued to build throughout the year.

Although taking profits is always worthwhile, for us the real enjoyment of investing is identifying and accumulating bargains that will generate tomorrow’s returns. In that regard, 2010 was not a productive year. The enthusiasm we experienced two years ago in buying bargains from distraught sellers has been replaced by patient searching across a much less fertile landscape. Financial distress and investor pessimism are distant memories at this point. Bad news, whether company, industry or country specific is virtually ignored as a steady stream of speculation and upbeat predictions has returned to the marketplace. Sentiment appears to be lopsidedly bullish and the downside has no traction whatsoever.

Investing is the process of planting and harvesting which not unlike farming can be confusing and uncertain. In farming, the weather, quality of the seed/soil and ultimate crop price determine how bountiful the harvest is. With investing, the quality of the harvest is determined by economic activity, interest rates, earnings and asset values. This does not make either easy. Every harvest, whether good or bad is followed by a dormant period and the uncertainties of another cycle. The year 2010 was nearly all harvest with very little planting.  Suitable investment candidates available at the right price with an acceptable margin of safety remain few and far between.

While our large cash position hurt us in 2010, we continue to believe it is better to hold cash than be fully or near-fully invested  in fairly or overvalued securities. There’s an old saying that “well bought is well sold”, that the price you pay for a security matters. So we’ll wait for opportunities to become more prevalent and for potential competition to subside. One metric for you to monitor is the new low list which shows daily the names of stocks making new 52 week lows. Currently, there are very few names on the list. When the list begins to lengthen, we will probably be buying certain well researched names from it (buy low, sell high). We will again be planting seeds….

By now you should have received your year end statement. As always, should you have any questions about your account or the Fund, don’t hesitate to call or write.

Thank you for your continued confidence.

John E. Deysher                                                                                  Pinnacle Value Fund

President & Portfolio Manager                                                           745 Fifth Ave.- 2400

212-605-7100                                                                                       New York, NY  10151

TOP 10 POSITIONS                                                                                               % net assets

1. First Acceptance- non- standard auto insurance                                                             4.2%

2. MVC Capital- business development company                                                             3.7

3. WHX Corp.- conglomerate                                                                                            3.4

4. Wesco Financial-conglomerate                                                                                      3.4

5. Asta Funding- buys, sells, collects on defaulted consumer receivables                         3.2

6. Montpelier Re- multi- national re-insurer                                                                       3.0

7. Flexsteel- residential, commercial, RV furniture                                                            2.9

8. Capital Southwest- business development company                                                      2.7

9. Hallmark Financial- specialty insurer                                                                            2.6

10. Harbinger Group- investment holding company                                                         2.4

                                                                     Total                                                             31.5%

YTD TOP  5 WINNERS (realized & unrealized capital gains)

1. WHX Corp                                                                                                            $2,716,600

2. Flexsteel                                                                                                                  1,069,200

3. Hardinge                                                                                                                    872,600

4. MVC Capital                                                                                                             640,300

5. Nu Horizons                                                                                                               637,200

                                                                      Total                                                   $5,935,900

YTD TOP 5 SINNERS    (realized & unrealized capital losses)

1. Ultrashort R2000 Growth ETF                                                                                $258,200

2. First Acceptance                                                                                                        213,400

3. Harbinger Group                                                                                                        193,700

4. Ultrashort Long Bond ETF                                                                                        166,300

5. Ultrashort Technology ETF                                                                                      162, 900

                                                                    Total                                                         $994,500

SECURITY CLASSIFICATIONS

Government Money Market Fund                                                                                   49.4%

Financial Services                                                                                                            15.8

Insurance                                                                                                                          11.4

Industrial Goods & Services                                                                                            10.3

Conglomerates                                                                                                                   8.1

Closed end & End & Exchange Traded Funds                                                                  4.5

Consumer Goods & Services                                                                                            0.5

                                                                    Total                                                            100%

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIOD ENDED DECEMBER 31, 2010

	1 Year	Since Inception
Pinnacle Value Fund	13.52%	9.71%
Russell 2000 Index	26.85%	11.16%

Pinnacle Value Fund
Russell 2000 Index
$22,717
$20,526
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
4/1/2003
9/30/2003
3/31/2004
9/30/2004
3/31/2005
9/30/2005
3/31/2006
9/30/2006
3/31/2007
9/30/2007
3/31/2008
9/30/2008
3/31/2009
9/30/2009
3/31/2010
9/30/2010

Chart assumes an initial investment of $10,000 made on 4/1/2003 (commencement of operations).  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

				Schedule of Investments
			December 31, 2010
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS

Commercial Banks
330,290	Preferred Bank *	1,877,200	581,310	0.90%

Conglomerate
19,644	Lydall Inc. *	41,279	158,134
142,049	Regency Affiliates, Inc. *	750,235	711,665
5,867	Wesco Financial Corp.	1,642,458	2,161,461
170,312	WHX Corp. *	765,953	2,217,462
		3,199,925	5,248,722	8.14%
Electronics
214,400	Nu Horizons Electronics Corp. *	294,022	1,496,512	2.32%

Fabricated Metal Products
153,500	Hardinge, Inc.	615,757	1,495,090
7,500	Keystone Consol Industries, Inc. *	66,584	34,125
		682,341	1,529,215	2.37%
Financial Services
254,267	Asta Funding, Inc.	368,529	2,059,563
330,845	BKF Capital Group, Inc. *	1,200,242	413,556
512,840	Cadus Corp. *	828,076	707,719
17,000	Capital Southwest Corp.	1,377,233	1,764,600
271,570	CoSine Communications, Inc. *	668,134	515,983
117,200	Kent Financial Services, Inc. *	265,452	164,666
164,237	MVC Capital, Inc.	1,477,787	2,397,860
1,706	Novt Corp. *	400,420	511,800
244,456	Harbinger Group, Inc. *	1,585,090	1,513,183
		8,170,963	10,048,930	15.59%
Furniture & Fixtures
104,410	Flexsteel Industries, Inc.	676,382	1,853,278
65,730	Stanley Furniture Company, Inc. *	203,311	204,420	3.19%
		879,693	2,057,698
Greeting Cards
4,900	CSS Industries, Inc.	74,678	100,989

Industrial Instruments For Measurement, Display, and Control
50,200	Electronic Sensors, Inc.	199,619	224,394	0.35%

Insurance
1,516,627	First Acceptance Corp. *	4,133,756	2,699,596
184,700	Hallmark Financial Services, Inc. *	1,191,043	1,680,770
24,400	Independence Holding Co.	116,279	198,128
96,200	Montpelier Re Holdings Ltd.	1,280,285	1,918,228
900	Navigators Group, Inc. *	33,483	45,315
25,400	Old Republic International Corp.	199,354	346,202
3,400	Penn Millers *	35,860	44,982
47,322	Seabright Holdings, Inc.	339,210	436,309
		7,329,271	7,369,530	11.43%
Mailboxes & Lockers
77,200	American Locker Group, Inc. *	459,549	88,780	0.14%

Mobile Homes
37,350	Nobility Homes, Inc. *	284,724	302,909	0.47%

Optical Instruments & Lenses
66,700	Perceptron, Inc. *	195,005	329,498	0.51%

Security Services
1,627,683	Sielox, Inc. *	554,777	66,735	0.10%

Real Estate Investment Trusts
557	USA Real Estate Investors Trust *	252,352	66,840	0.10%

Trucking
69,953	P.A.M. Transportation Services, Inc. *	290,074	784,873	1.22%

Total for Common Stock		$ 24,744,193	$ 30,296,935	46.99%

Closed-End & Exchange Traded Funds
3,400	Central Europe & Russia Fund, Inc.	41,007	142,256
55,760	Japan Smaller Capitalization Fund, Inc.	346,121	500,167
38,559	Petroleum & Resources Corp.	679,413	1,041,864
43,800	ProShares UltraShort Russell 2000 *	1,351,231	422,232
31,600	ProShares UltraShort Technology *	1,220,690	490,116
9,300	Singapore Fund, Inc.	57,195	141,267
8,900	Turkish Investment Fund, Inc.	37,943	146,850

Total for Closed-End & Exchange Traded Funds		$ 3,733,600	$ 2,884,752	4.47%

SHORT TERM INVESTMENTS
Money Market Fund
31,853,831	First American Government Obligation Fund Class Z 0.02% **	31,853,831	31,853,831	49.40%

Total for Short Term Investments		$ 31,853,831	$ 31,853,831	49.40%

	Total Investments	$ 60,331,624	$ 65,035,518	100.87%

	Liabilities in excess of other Assets		(560,117)	(0.87)%

	Net Assets		$ 64,475,401	100.00%

* Non-Income producing securities.
** Variable rate security; the money market rate shown represents the yield at December 31, 2010.
	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
December 31, 2010

Assets:
Investment Securities at Market Value	$ 65,035,518
(Identified Cost $ 60,331,624)
Cash	220,391
Receivables:
Shareholder Subscriptions	19,848
Dividends and Interest	47,449
Prepaid Expenses	14,796
Total Assets	65,338,002
Liabilities:
Payable to Advisor	834,590
Accrued Expenses	28,011
Total Liabilities	862,601
Net Assets	$ 64,475,401

Net Assets Consist of:
Paid-In Capital	$ 60,105,208
Accumulated Realized Loss on Investments - Net	(333,701)
Unrealized Appreciation in Value of Investments Based on Identified Cost - Net	4,703,894
Net Assets	$ 64,475,401
Net Asset Value and Redemption Price
Per Share ($64,475,401/4,412,385 shares outstanding), no par value, unlimited
shares authorized	$ 14.61

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the year ended December 31, 2010

Investment Income:
Dividends	$ 341,807
Interest	6,043
Total Investment Income	347,850
Expenses:
Investment Advisor Fees (Note 3)	776,631
Transfer Agent & Fund Accounting Fees	46,001
Insurance Fees	17,489
Custodial Fees	22,956
Audit Fees	14,535
Registration Fees	5,007
Trustee Fees	9,945
Legal Fees	3,996
Miscellaneous Fees	8,462
Printing & Mailing Fees	7,457
Total Expenses	912,479

Net Investment Loss	(564,629)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	13,795
Change in Unrealized Appreciation on Investments	8,356,684
Net Realized and Unrealized Gain on Investments	8,370,479

Net Increase in Net Assets from Operations	$ 7,805,850

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Changes in Net Assets
	Year	Year
	Ended	Ended
	12/31/2010	12/31/2009
From Operations:
Net Investment Income (Loss)	$ (564,629)	$ (228,586)
Net Realized Gain (Loss) on Investments	13,795	(173,165)
Net Unrealized Appreciation (Depreciation)	8,356,684	7,894,910
Increase (Decrease) in Net Assets from Operations	7,805,850	7,493,160
From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Security Transactions	-	(161,401)
Return of Capital	-	-
	-	(161,401)
From Capital Share Transactions: (a)
Proceeds From Sale of Shares	10,050,985	15,548,482
Shares issued in Reinvestment of Dividends	0	152,301
Cost of Shares Redeemed	(13,176,424)	(20,602,641)
Net Increase from Shareholder Activity	(3,125,439)	(4,901,858)

Net Increase in Net Assets	4,680,411	2,429,912

Net Assets at Beginning of Period	59,794,990	57,365,078
Net Assets at End of Period (b)	$ 64,475,401	$ 59,794,990

Share Transactions:
Issued	733,182	1,303,382
Reinvested	0	12,078
Redeemed	(965,363)	(1,681,301)
Net increase in shares	(232,181)	(365,841)
Shares outstanding beginning of Period	4,644,566	5,010,407
Shares outstanding end of Period	4,412,385	4,644,566

(a) Net of Redemption Fees of $9,064 for December 31, 2010, and $19,843 for December 31, 2009.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006
Net Asset Value -
Beginning of Period	$ 12.87	$ 11.45	$ 15.57	$ 13.80	$ 13.09
Net Investment Income (Loss) *	(0.12)	(0.04)	0.15	0.23	0.24
Net Gains or Losses on Securities
(realized and unrealized)	1.86	1.49	(2.80)	1.90	1.49
Total from Investment Operations	1.74	1.45	(2.65)	2.13	1.73

Distributions from Net Investment Income	-	-	(0.14)	(0.17)	(0.20)
Distributions from Capital Gains	-	(0.03)	(1.33)	(0.19)	(0.74)
Distributions from Return of Capital	-	-	-	-	(0.08)
	-	(0.03)	(1.47)	(0.36)	(1.02)

Paid-in Capital from Redemption Fees (Note 2) (a)	-	-	-	-	-

Net Asset Value -
End of Period	$ 14.61	$ 12.87	$ 11.45	$ 15.57	$ 13.80

Total Return	13.52%	12.71%	(16.87)%	15.43%	13.23%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 64,475	$ 59,795	$ 57,365	$ 64,209	$ 30,577

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.47%	1.47%	1.44%	1.49%	1.62%
Ratio of Net Income (Loss) to Average Net Assets	(0.91)%	(0.35)%	1.12%	1.53%	1.64%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.47%	1.49%	1.49%	1.49%	1.49%
Ratio of Net Income (Loss) to Average Net Assets	(0.91)%	(0.37)%	1.06%	1.53%	1.77%

Portfolio Turnover Rate	5.46%	63.12%	66.37%	27.11%	29.44%

* Per share net investment Income (loss) determined on average shares outstanding during year.
(a) Less than $0.01 per share

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                             DECEMBER 31, 2010

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the  value of each investment which are summarized in the following three broad levels:

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                             DECEMBER 31, 2010

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity  and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments (none during 2010). Inputs used in valuing securities are not indicative of associated risks.  The below table summarizes the inputs used at Dec. 31 2010:

                                                        Level 1             Level 2              Level 3                              Total

Equity                             $31,544,666        $1,637,021               0                      $33,181,687

Money Market Funds       31,853,831                  0                     0                        31,853,831

Investments at Value      $63,398,497        $1,637,021               0                      $65,035,518

During year end Dec. 31, 2010, $1,637,021 of securities were transferred from Level I to Level 2 due to minimal trading volume.

Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how they affect a fund’s results. For year end  Dec. 31, 2010,  Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At Dec. 31, 2010 the Fund invested approximately 49% of net assets in the First American Government Obligations Money Market Fund which normally invests 100% of assets in Government and Agency securities with an objective of maximum current income consistent with capital preservation and maintenance of liquidity..

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                             DECEMBER 31, 2010

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on prior years returns or expected to be taken on the Fund’s 2010 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months..

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts.  U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.  For the year ended Dec. 31, 2010, the Fund decreased  net investment loss by 564,629, increased accumulated loss on investments by $94,050 and decreased paid in capital by $470,579.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the fiscal year ended December 31, 2010, $9,064 of redemption fees were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the year end Dec. 31, 2010, Adviser earned $776,631 in fees.

An Fund officer and trustee is also an officer and trustee of the Adviser.

Advisory Agreement provides for expense reimbursement from the Adviser, if Fund total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions and extraordinary expenses exceed 1.49% average daily net assets through Dec. 31, 2010.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                             DECEMBER 31, 2010

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.

At. Dec. 31, 2010, Adviser had no remaining balance available to recapture.

4.)

PURCHASES AND SALES OF SECURITIES

For the fiscal year ended Dec. 31, 2010, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $1,814,913 and $10,825,408, respectively.

Fund may purchase put and call options. Put options are purchased to hedge against a decline in value of Fund securities. If such a decline occurs, put options permit Fund to sell securities underlying such options at exercise price or to close out options at a profit. Premiums paid for put or call options plus transaction costs will reduce the benefit, if any, realized upon option exercise and unless price of the underlying security rises or declines sufficiently, option may expire worthless. In addition, in event that price of security in connection with option was purchased moves in a direction favorable to Fund, benefits realized as result of such favorable movement will be reduced by premium paid for option and related transaction costs.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after Oct. 31.

Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses on certain derivative instruments.

The tax character of distributions paid during year end Dec. 31, 2010 and  year end Dec 31, 2009 are:

	2010	2009
Net Investment Income	$ 0	$ 0
Long Term Capital Gain	$ 0	$ 161,401

At Dec. 31, 2010, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes                                      $60,372,387

Gross tax unrealized appreciation                                                                      $11,589,040

Gross tax unrealized depreciation                                                                       (6,925,909)

Net tax unrealized appreciation                                                                             4,663,131

Accumulated realized loss on investments –net                                                     (292,938)

Accumulated Gain                                                                                               $ 4,370,193

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                             DECEMBER 31, 2010

6.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to yearend. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

7.) NEW ACCOUNTING PRONOUNCEMENT

On Jan. 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, providing guidance on how investment securities are to be valued and disclosed. Specifically, it requires reporting entities to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 roll forward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after Dec. 31, 2010. At this time, the Fund is evaluating the implications of the update and the impact to the financial statements.

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

 QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-Q filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. Fund Form N-Qs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                             DECEMBER 31, 2010

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (55)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Edward P. Breau, CFA (78)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (55)	Trustee	Unlimited	General Counsel	None
		Since Inception	JG Wentworth (finance)

James W. Denney (45)	Trustee	Unlimited	President, Mohawk Asset	Director
		Since Inception	Management	Electric City Funds

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr, Ste 400,

Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St,- 2400, Philadelphia PA 19103

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Bertolet Capital Trust

New York, New York

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust (“Trust”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended December 31, 2010.   These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period  then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 25, 2011

Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2010	December 31, 2010	July 1,2010 to December 31,2010

Actual	$1,000.00	$1,079.03	$7.70
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.80	$7.48

* Expenses are equal to the Fund's annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of  federal, state and excise tax returns.

                                                                                            FYE 12/31/10      FYE 12/31/09

Audit fees                                                                               $12,300                 $12,000

Tax fees                                                                                    $2,700                   $2,500

Audit committee has adopted pre-approval policies & procedures requiring the audit committee to pre-approve all audit, tax and non-audit services of registrant  including services provided to any entity affiliated with registrant. All of principal accountant’s hours spent auditing the registrant’s financial statements were attributable to work performed by full time permanent employees of the principal accountant.

The following table shows all non-audit fees billed by registrant’s principal accountant for services to registrant and registrant’s investment adviser for last 2 years. The audit committee has considered whether non-audit services rendered to registrant’s adviser is compatible with maintaining the accountant’s independence and has concluded that the rendering of non-audit services has not compromised the accountant’s independence.

Non-audit fees                                                                  FYE 12/31/10    FYE 12/31/09

Registrant                                                                                          $0                      $0

Registrant’s Investment Adviser                                                       $0                      $0

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 10. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11. Exhibits attached hereto. none

SIGNATURES

Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.

By /s/ John E. Deysher

          President

          Bertolet Capital Trust

Date: March 10, 2011